First Defiance                                                      Exhibit 10.1
Deferred Compensation Plan
Master Plan Document
================================================================================




                           Effective December 31, 2005





                               Copyright (C) 2005
                            By Clark Consulting, Inc.
                           Executive Benefits Practice
                               All Rights Reserved





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First Defiance
Deferred Compensation Plan
Master Plan Document
======================================================================================

                                      TABLE OF CONTENTS
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
ARTICLE 1    Definitions.............................................................1


ARTICLE 2    Selection, Enrollment, Eligibility......................................6

      2.1    Selection by Committee..................................................6
      2.2    Enrollment and Eligibility Requirements; Commencement of Participation..6
      2.3    Termination of a Participant's Eligibility..............................7

ARTICLE 3    Deferral Commitments/Company Contribution Amounts/
             Vesting/Crediting/Taxes.................................................7

      3.1    Minimum Deferrals.......................................................7
      3.2    Maximum Deferral........................................................8
      3.3    Election to Defer; Effect of Election Form..............................8
      3.4    Withholding and Crediting of Annual Deferral Amounts....................9
      3.5    Company Contribution Amount.............................................9
      3.6    Crediting of Amounts after Benefit Distribution........................10
      3.7    Vesting................................................................10
      3.8    Crediting/Debiting of Account Balances.................................10
      3.9    FICA and Other Taxes...................................................12

ARTICLE 4    Scheduled Distribution; Unforeseeable Financial Emergencies............13

      4.1    Scheduled Distribution.................................................13
      4.2    Postponing Scheduled Distributions.....................................13
      4.3    Other Benefits Take Precedence Over Scheduled Distributions............14
      4.4    Payout/Suspensions for Unforeseeable Financial Emergencies.............14

ARTICLE 5    Retirement Benefit.....................................................15

      5.1    Retirement Benefit.....................................................15
      5.2    Payment of Retirement Benefit..........................................15

ARTICLE 6    Termination Benefit....................................................16

      6.1    Termination Benefit....................................................16
      6.2    Payment of Termination Benefit.........................................16

ARTICLE 7    Disability Benefit.....................................................16

      7.1    Disability Benefit.....................................................16
      7.2    Payment of Disability Benefit..........................................16

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First Defiance
Deferred Compensation Plan
Master Plan Document
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ARTICLE 8    Death Benefit..........................................................17

      8.1    Death Benefit..........................................................17
      8.2    Payment of Death Benefit...............................................17

ARTICLE 9    Beneficiary Designation................................................17

      9.1    Beneficiary............................................................17
      9.2    Beneficiary Designation; Change; Spousal Consent.......................17
      9.3    Acknowledgement........................................................17
      9.4    No Beneficiary Designation.............................................17
      9.5    Doubt as to Beneficiary................................................17
      9.6    Discharge of Obligations...............................................18

ARTICLE 10   Leave of Absence.......................................................18

      10.1   Paid Leave of Absence..................................................18
      10.2   Unpaid Leave of Absence................................................18

ARTICLE 11   Termination of Plan, Amendment or Modification.........................19

      11.1   Termination of Plan....................................................19
      11.2   Amendment..............................................................19
      11.3   Plan Agreement.........................................................19
      11.4   Effect of Payment......................................................20

ARTICLE 12   Administration.........................................................20

      12.1   Committee Duties.......................................................20
      12.2   Administration Upon Change In Control..................................20
      12.3   Agents.................................................................20
      12.4   Binding Effect of Decisions............................................20
      12.5   Indemnity of Committee.................................................21
      12.6   Employer Information...................................................21

ARTICLE 13   Other Benefits and Agreements..........................................21

      13.1   Coordination with Other Benefits.......................................21

ARTICLE 14   Claims Procedures......................................................21

      14.1   Presentation of Claim..................................................21
      14.2   Notification of Decision...............................................21
      14.3   Review of a Denied Claim...............................................22
      14.4   Decision on Review.....................................................22
      14.5   Legal Action...........................................................23

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Deferred Compensation Plan
Master Plan Document
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ARTICLE 15   Trust..................................................................23

      15.1   Establishment of the Trust.............................................23
      15.2   Interrelationship of the Plan and the Trust............................23
      15.3   Distributions From the Trust...........................................23

ARTICLE 16   Miscellaneous..........................................................23

      16.1   Status of Plan.........................................................23
      16.2   Unsecured General Creditor.............................................23
      16.3   Employer's Liability...................................................23
      16.4   Nonassignability.......................................................24
      16.5   Not a Contract of Employment...........................................24
      16.6   Furnishing Information.................................................24
      16.7   Terms..................................................................24
      16.8   Captions...............................................................24
      16.9   Governing Law..........................................................24
      16.10  Notice.................................................................24
      16.11  Successors.............................................................25
      16.12  Spouse's Interest......................................................25
      16.13  Validity...............................................................25
      16.14  Incompetent............................................................25
      16.15  Court Order............................................................25
      16.16  Insurance..............................................................25

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First Defiance
Deferred Compensation Plan
Master Plan Document
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                                 FIRST DEFIANCE
                           DEFERRED COMPENSATION PLAN
                           Effective December 31, 2005

                                     Purpose
                                     -------

      The purpose of this Plan is to provide specified benefits to Directors and a select group of management or highly compensated Employees who contribute materially to the continued growth, development and future business success of First Defiance Financial Corp., an Ohio corporation, and its subsidiaries and affiliates, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

      Effective December 31, 2005 (the "Restatement Date"), the provisions of this Plan shall amend and restate the plan provisions of each Salary Deferral Plan, effective as of September 1, 2002, entered into between First Federal Bank of the City of Defiance, State of Ohio, and the applicable individual identified in such agreement, including such agreements as have been attested to by the First Federal Bank of the Midwest (each, a "Salary Deferral Plan"), with respect to amounts credited to such Salary Deferral Plan. Any and all such balances accrued by a Participant under a Salary Deferral Plan shall be credited to the Participant's "Transfer Account" (subject to the terms and conditions of this Plan) on or around the Restatement Date.

      The Plan is intended to comply with all  applicable  law,  including  Code
Section 409A and related Treasury guidance and Regulations, and shall be operated and interpreted in accordance with this intention. Consistent with the foregoing, and in order to transition the arrangements described above to the requirements of Code Section 409A and related Treasury guidance and Regulations, the Committee has made available to Participants certain limited transition relief described more fully in Appendix A of this Plan, in accordance with Notice 2005-1 promulgated pursuant to Code Section 409A.


                                    ARTICLE 1
                                   Definitions
                                   -----------

      For the purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, an entry on the records of the Employer equal to the sum of (i) the Deferral Account balance, (ii) the Company Contribution Account balance and (iii) the Participant's Transfer Account balance. The Account Balance shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Deferral Amount" shall mean that portion of a Participant's Base Salary, Bonus, Commissions, Director Fees and LTIP Amounts that a Participant defers in accordance with Article 3 for any one Plan Year, without regard to whether such amounts are withheld and credited during such Plan Year. In the event of a Participant's Retirement, Disability, death or

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      Termination  of  Employment  prior to the end of a Plan Year,  such year's
      Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.3 "Annual Installment Method" shall be an annual installment payment over the number of years selected by the Participant in accordance with this Plan, calculated as follows: (i) for the first annual installment, the Participant's vested Account Balance shall be calculated as of the close of business on or around the Participant's Benefit Distribution Date, as determined by the Committee in its sole discretion, and (ii) for remaining annual installments, the Participant's vested Account Balance shall be calculated on every anniversary of such calculation date, as applicable. Each annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one and the denominator of which is the remaining number of annual payments due to the Participant. By way of example, if the Participant elects a ten (10) year Annual Installment Method for the Retirement Benefit, the first payment shall be 1/10 of the vested Account Balance, calculated as described in this definition. The following year, the payment shall be 1/9 of the vested Account Balance, calculated as described in this definition. Shares of Stock that shall be distributable from a Participant's Deferral Account shall be distributable in shares of actual Stock in the same manner previously described. However, the Committee may, in its sole discretion, adjust the annual installments in order to distribute whole shares of actual Stock.

1.4 "Base Salary" shall mean the annual cash compensation relating to services performed during any calendar year, excluding distributions from nonqualified deferred compensation plans, bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, director fees and other fees, and automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or nonqualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that had there been no such plan, the amount would have been payable in cash to the Employee.

1.5 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.6 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.7 "Benefit Distribution Date" shall mean the date that triggers distribution of a Participant's vested Account Balance. A Participant's Benefit Distribution Date shall be determined upon the occurrence of any one of the following:

      (a) If the Participant Retires, his or her Benefit Distribution Date shall be the last day of the six-month period immediately following the date on which the Participant Retires; provided, however, in the
                                                       -----------------
            event the Participant changes his or her Retirement Benefit

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Deferred Compensation Plan
Master Plan Document
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      election  in  accordance   with  Section   5.2(b),   his  or  her  Benefit
      Distribution Date shall be postponed in accordance with Section 5.2(b); or

      (b) If the Participant experiences a Termination of Employment, his or her Benefit Distribution Date shall be the last day of the six-month period immediately following the date on which the Participant experiences a Termination of Employment; or

      (c) The date on which the Committee is provided with proof that is satisfactory to the Committee of the Participant's death, if the Participant dies prior to the complete distribution of his or her vested Account Balance; or

      (d)   The date on which the Participant becomes Disabled.

1.8   "Board" shall mean the board of directors of the Company.

1.9 "Bonus" shall mean any compensation, in addition to Base Salary, Commissions and LTIP Amounts, earned by a Participant for services rendered during a Plan Year, under any Employer's annual bonus and cash incentive plans, or other arrangement designated by the Committee, as further specified on an Election Form.

1.10 "Change in Control" shall mean any "change in control event" as defined in accordance with Treasury guidance and Regulations related to Code Section 409A, including but not limited to Notice 2005-1 and such other Treasury guidance or Regulations issued after the effective date of this Plan.

1.11  "Claimant" shall have the meaning set forth in Section 14.1.

1.12 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.13 "Commissions" shall mean the cash commissions earned by a Participant from any Employer for services rendered during a Plan Year, excluding Bonus, LTIP Amounts or other additional incentives or awards earned by the Participant.

1.14  "Committee" shall mean the committee described in Article 12.

1.15 "Company" shall mean First Defiance Financial Corp., an Ohio corporation, and any successor to all or substantially all of the Company's assets or business.

1.16 "Company Contribution Account" shall mean (i) the sum of the Participant's Company Contribution Amounts, plus (ii) amounts credited or debited to the Participant's Company Contribution Account in accordance with this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Contribution Account.

1.17 "Company Contribution Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.5.

1.18  "Death Benefit" shall mean the benefit set forth in Article 8.

1.19 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus (ii) amounts credited or debited to the Participant's Deferral Account in accordance with this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

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Master Plan Document
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1.20  "Director"  shall  mean  any  member  of the  board  of  directors  of any
      Employer.

1.21 "Director Fees" shall mean the annual fees earned by a Director from any Employer, including retainer fees and meetings fees, as compensation for serving on the board of directors.

1.22 "Disability" or "Disabled" shall mean that a Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Participant's Employer.

1.23  "Disability Benefit" shall mean the benefit set forth in Article 7.

1.24 "Election Form" shall mean the form, which may be in electronic format, established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.25  "Employee" shall mean a person who is an employee of any Employer.

1.26 "Employer(s)" shall mean the Company and/or any of its subsidiaries or affiliates (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

1.27 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.28 "LTIP Amounts" shall mean any portion of the compensation attributable to a Plan Year that is earned by a Participant as an Employee under any Employer's long-term incentive plan or any other long-term incentive arrangement designated by the Committee.

1.29 "Participant" shall mean any Employee or Director (i) who is selected to participate in the Plan, (ii) who submits an executed Plan Agreement, Election Form and Beneficiary Designation Form, which are accepted by the Committee, and (iii) whose Plan Agreement has not terminated.

1.30 "Plan" shall mean the First Defiance Deferred Compensation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

1.31 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

1.32 "Plan Year" shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

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Deferred Compensation Plan
Master Plan Document
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1.33  "Retirement",  "Retire(s)"  or  "Retired"  shall mean,  with respect to an
      Employee, separation from service with all Employers for any reason other than a leave of absence, death or Disability, as determined in accordance with Code Section 409A and related Treasury guidance and Regulations, on or after the attainment of age fifty-five (55) with five (5) Years of Service; and shall mean with respect to a Director who is not an Employee, separation from service as a Director with all Employers. If a Participant is both an Employee and a Director, Retirement shall not occur until he or she Retires as both an Employee and a Director.

1.34  "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.35 "Scheduled Distribution" shall mean the distribution set forth in Section 4.1.

1.36 "Stock" shall mean First Defiance Financial Corp. common stock, $0.01 par value, or any other equity securities of the Company designated by the Committee.

1.37 "Terminate the Plan", "Termination of the Plan" shall mean a determination by an Employer's board of directors that (i) all of its Participants shall no longer be eligible to participate in the Plan, (ii) all deferral elections for such Participants shall terminate, and (iii) such Participants shall no longer be eligible to receive company contributions under this Plan.

1.38  "Termination Benefit" shall mean the benefit set forth in Article 6.

1.39 "Termination of Employment" shall mean the separation from service with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence, as determined in accordance with Code Section 409A and related Treasury guidance and Regulations. If a Participant is both an Employee and a Director, a Termination of Employment shall occur only upon the termination of the last position held.

1.40 "Trust" shall mean one or more trusts established by the Company in accordance with Article 15.

1.41 "Unforeseeable Financial Emergency" shall mean an unforeseeable emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant, the Participant's spouse, or a dependent (as defined in Code Section 152(a)) of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.42 "Years of Service" shall mean the total number of full years in which a Participant has been employed by one or more Employers. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. The Committee shall make a determination as to whether any partial year of employment shall be counted as a Year of Service.

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First Defiance
Deferred Compensation Plan
Master Plan Document
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                                    ARTICLE 2
                       Selection, Enrollment, Eligibility
                       ----------------------------------

2.1   Selection  by  Committee.  Participation  in the Plan  shall be limited to
      ------------------------
      Directors and, as determined by the Committee in its sole discretion, a select group of management or highly compensated Employees. The Committee shall determine, in its sole discretion, from among the select group of management or highly compensated Employees, which Employees may actually participate in this Plan.

2.2   Enrollment and Eligibility Requirements; Commencement of Participation.
      ----------------------------------------------------------------------

      (a) As a condition to participation, each Director or selected Employee who is eligible to participate in the Plan effective as of the first day of a Plan Year shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, prior to the first day of such Plan Year, or such other earlier deadline as may be established by the Committee in its sole discretion. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines, in its sole discretion, are necessary.

      (b) A Director or selected Employee who first becomes eligible to participate in this Plan after the first day of a Plan Year must complete these requirements within thirty (30) days after he or she first becomes eligible to participate in the Plan, or within such other earlier deadline as may be established by the Committee, in its sole discretion, in order to participate for that Plan Year. In such event, such person's participation in this Plan shall not commence earlier than the date determined by the Committee pursuant to Section 2.2(c) and such person shall not be permitted to defer under this Plan any portion of his or her Base Salary, Bonus, LTIP Amounts, Commissions and/or Director Fees that are paid with respect to services performed prior to his or her participation commencement date, except to the extent permissible under Code Section 409A and related Treasury guidance or Regulations.

      (c) Each Director or selected Employee who is eligible to participate in the Plan shall commence participation in the Plan on the date that the Committee determines, in its sole discretion, that the Director or Employee has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period. Notwithstanding the foregoing, the Committee shall process such Participant's deferral election as soon as administratively practicable after such deferral election is submitted to and accepted by the Committee.

      (d) If a Director or an Employee fails to meet all requirements contained in this Section 2.2 within the period required, that Director or Employee shall not be eligible to participate in the Plan during such Plan Year.

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Deferred Compensation Plan
Master Plan Document
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2.3   Termination of a Participant's  Eligibility.  If the Committee  determines
      -------------------------------------------
      that an Employee Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, or that the inclusion of Directors in this Plan could jeopardize the status of this Plan as a plan intended to be "unfunded" and "maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1), the Committee shall have the right, in its sole discretion, to
      (i)  terminate  any  deferral  election the  Participant  has made for the
      remainder   of  the  Plan  Year  in  which  the   Committee   makes   such
      determination, (ii) prevent the Participant from making future deferral elections, and/or (iii) take further action that the Committee deems appropriate. Notwithstanding the foregoing, in the event of a Termination of the Plan, the termination of the affected Participants' eligibility for participation in the Plan shall not be governed by this Section 2.3, but rather shall be governed by Section 11.1. In the event that a Participant is no longer eligible to defer compensation under this Plan, the Participant's Account Balance shall continue to be governed by the terms of this Plan until such time as the Participant's Account Balance is paid in accordance with the terms of this Plan.


                                    ARTICLE 3
               Deferral Commitments/Company Contribution Amounts/
               --------------------------------------------------
                             Vesting/Crediting/Taxes
                             -----------------------

3.1   Minimum Deferrals.
      -----------------

      (a)   Annual Deferral Amount.  For each Plan Year, a Participant may elect
            ----------------------
            to defer, as his or her Annual Deferral Amount, Base Salary, Bonus, Commissions, LTIP Amounts and/or Director Fees in the following minimum amounts for each deferral elected:

            -----------------------------------------------------------
                         Deferral                        Minimum Amount
            -----------------------------------------------------------
            Base Salary, Bonus, Commissions            $2,000 aggregate
            and/or LTIP Amounts
            -----------------------------------------------------------
            Director Fees                                     $0
            -----------------------------------------------------------

            If the Committee determines, in its sole discretion, prior to the beginning of a Plan Year that a Participant has made an election for less than the stated minimum amounts, or if no election is made, the amount deferred shall be zero. If the Committee determines, in its sole discretion, at any time after the beginning of a Plan Year that a Participant has deferred less than the stated minimum amounts for that Plan Year, any amount credited to the Participant's Account Balance as the Annual Deferral Amount for that Plan Year shall be distributed to the Participant within sixty (60) days after the last day of the Plan Year in which the Committee determination was made.

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      (b)   Short Plan Year.  Notwithstanding  the  foregoing,  if a Participant
            ---------------
            first becomes a Participant after the first day of a Plan Year, the minimum Annual Deferral Amount shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

3.2   Maximum Deferral.
      ----------------

      (a)   Annual Deferral Amount.  For each Plan Year, a Participant may elect
            ----------------------
            to defer, as his or her Annual Deferral Amount, Base Salary, Bonus, Commissions, LTIP Amounts and/or Director Fees up to the following maximum percentages for each deferral elected:

             ------------------------------------------------------------
                            Deferral                  Maximum Percentage
             ------------------------------------------------------------
             Base Salary                                      80%
             ------------------------------------------------------------
             Bonus                                           100%
             ------------------------------------------------------------
             Commissions                                      80%
             ------------------------------------------------------------
             LTIP Amounts                                    100%
             ------------------------------------------------------------
             Director Fees                                   100%
             ------------------------------------------------------------

      (b)   Short Plan Year.  Notwithstanding  the  foregoing,  if a Participant
            ---------------
            first becomes a Participant after the first day of a Plan Year, the maximum Annual Deferral Amount shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance, except to the extent permissible under Code Section 409A and related Treasury guidance or Regulations.

3.3   Election to Defer; Effect of Election Form.
      ------------------------------------------

      (a)   First Plan Year. In connection with a Participant's  commencement of
            ---------------
            participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

      (b)   Subsequent Plan Years. For each succeeding Plan Year, an irrevocable
            ---------------------
            deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering a new Election Form to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made. If no such Election Form is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero for that Plan Year.

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      (c)   Performance-Based  Compensation.  Notwithstanding the foregoing, the
            -------------------------------
            Committee may, in its sole discretion, determine that an irrevocable deferral election pertaining to performance-based compensation may be made by timely delivering an Election Form to the Committee, in accordance with its rules and procedures, no later than six (6)
            months   before  the  end  of  the   performance   service   period.
            "Performance-based compensation" shall be compensation based on services performed over a period of at least twelve (12) months, in accordance with Code Section 409A and related Treasury guidance or Regulations. Until such time as Treasury guidance provides the
            requirements   for  an  amount  to  qualify  as   "performance-based
            compensation" under Code Section 409A, the Committee may utilize the definition of "bonus compensation" provided in Treasury Notice 2005-1 in determining which amounts may be deferred by delivering an Election Form to the Committee, in accordance with its rules and procedures, no later than six (6) months before the end of the performance service period.

3.4   Withholding and Crediting of Annual Deferral Amounts.
      ----------------------------------------------------

      (a) For each Plan Year, the Base Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Salary. The Bonus, Commissions, LTIP Amounts and/or Director Fees portion of the Annual Deferral Amount shall be withheld at the time the Bonus, Commissions, LTIP Amounts or Director Fees are or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself. Annual Deferral Amounts shall be credited to a Participant's Deferral Account at the time such amounts would otherwise have been paid to the Participant.

      (b) Notwithstanding any provision or election under this Plan to the contrary, if necessary to comply with Code Section 409A or to facilitate administration of the Company's payroll system, the Committee, in its sole discretion, may choose to either (i) not withhold Base Salary or Commissions during any payroll period in which any portion of such Base Salary or Commissions relates to services performed in a prior Plan Year, or (ii) withhold Base Salary or Commissions during any payroll period in which any portion of such Base Salary or Commissions relates to services performed in a prior Plan Year in accordance with the Participant's deferral election submitted for the prior Plan Year. Accordingly, in order to carry out the intent of this provision, the Committee may adjust a Participant's Base Salary or Commissions deferral election submitted pursuant to this Article 3.

3.5   Company Contribution Amount.
      ---------------------------

      (a) For each Plan Year, an Employer may be required to credit amounts to a Participant's Company Contribution Account in accordance with employment or other agreements entered into between the Participant and the Employer. Such amounts shall be credited on the date or dates prescribed by such agreements.

      (b) For each Plan Year, an Employer, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Company Contribution Account under this Plan, which amount shall be for that Participant the Company Contribution Amount for that Plan Year. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a

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            Plan Year may be zero,  even  though one or more other  Participants receive a Company Contribution Amount for that Plan Year. The Company Contribution Amount described in this Section 3.5(b), if any, shall be credited on a date or dates to be determined by the Committee, in its sole discretion.

3.6   Crediting  of Amounts  after  Benefit  Distribution.  Notwithstanding  any
      ---------------------------------------------------
      provision in this Plan to the contrary, should the complete distribution of a Participant's vested Account Balance occur prior to the date on which any portion of the Annual Deferral Amount that a Participant has elected to defer in accordance with Section 3.3, or the Company Contribution Amount, would otherwise be credited to the Participant's Account Balance, such amounts shall not be credited to the Participant's Account Balance, but shall be paid to the Participant in a manner determined by the Committee, in its sole discretion. However, should an issue arise regarding the application of this Section 3.6, the Committee may provide for its resolution in accordance with the powers provided to the Committee under Section 12.1 and in accordance with the intent of this Plan, as described in Section 16.1.

3.7   Vesting.
      -------

      (a) A Participant shall at all times be 100% vested in his or her Deferral Account and Transfer Account.

      (b) A Participant shall be vested in his or her Company Contribution Account in accordance with the vesting schedule(s) set forth in his or her Plan Agreement, employment agreement or any other agreement entered into between the Participant and his or her Employer. If not addressed in such agreements, a Participant shall vest in his or her Company Contribution Account in accordance with a vesting schedule declared by the Committee in its sole discretion.

      (c) Notwithstanding anything to the contrary contained in this Section 3.7, upon a Participant's (i) death while employed by an Employer,
            (ii) Disability, or (iii) Retirement that occurs on or after the Participant's attainment of age sixty-five (65), the Participant's Company Contribution Account shall immediately become 100% vested (if it is not already vested in accordance with the above vesting schedules).

3.8   Crediting/Debiting  of Account  Balances.  In accordance with, and subject
      ----------------------------------------
      to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

      (a)   Measurement  Funds.  Subject  to the  restrictions  found in Section
            ------------------
            3.8(c) below, the Participant may elect one or more of the measurement funds selected by the Committee, in its sole discretion, which are based on certain mutual funds (the "Measurement Funds"), for the purpose of crediting or debiting additional amounts to his or her Account Balance. As necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the first calendar quarter that begins at least thirty (30) days after the day on which the Committee gives Participants advance written notice of such change.

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      (b)   Election of Measurement Funds.  Subject to the restrictions found in
            -----------------------------
            Section 3.8(c) below, a Participant, in connection with his or her initial deferral election in accordance with Section 3.3(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.8(a) above) to be used to determine the amounts to be credited or debited to his or her Account Balance. If a Participant does not elect any of the Measurement Funds as described in the previous sentence, the Participant's Account Balance shall automatically be allocated into the lowest-risk Measurement Fund, as determined by the Committee, in its sole discretion. Subject to the restrictions found in Section 3.8(c) below, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the amounts to be credited or debited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply as of the first business day deemed reasonably practicable by the Committee, in its sole discretion, and shall continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence. Notwithstanding the foregoing, the Committee, in its sole discretion, may impose limitations on the frequency with which one or more of the Measurement Funds elected in accordance with this Section may be added or deleted by such Participant; furthermore, the Committee, in its sole discretion, may impose limitations on the frequency with which the Participant may change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund.

      (c)   First Defiance Stock Unit Fund.
            ------------------------------

            (i) The Committee, in its sole discretion, may permit a Participant to initially elect to irrevocably allocate all or a portion of his or her future Director Fees, in accordance with the terms of this Plan, to the First Defiance Stock Unit Fund. Any deferrals of Director Fees allocated to the First Defiance Stock Unit Fund by such Participant cannot be re-allocated to any other Measurement Fund and shall only be distributable in actual shares of Stock.

            (ii) Any stock dividends, cash dividends or other non-cash dividends that would have been payable on the Stock credited to such Participant's Account Balance shall be credited to the Participant's Account Balance in the form of additional shares of Stock and shall automatically and irrevocably be deemed to be re-invested in the First Defiance Stock Unit Fund until such amounts are distributed to the Participant. The number of shares credited to the Participant for a particular stock dividend shall be equal to (a) the number of shares of Stock credited to the Participant's Account Balance as of the payment date for such dividend in respect of each share of Stock, multiplied by (b) the number of additional or fractional shares of Stock actually paid as a dividend in respect of each share of Stock. The number of shares credited to the Participant for a particular cash dividend or other non-cash dividend shall be equal to (a) the number of shares of Stock credited to the Participant's Account Balance as of the payment date for such dividend in respect of each share of Stock, multiplied by (b) the fair market value of the

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                  dividend,  divided by (c) the "fair market value" of the Stock on the payment date for such dividend.

            (iii) The number of shares of Stock  credited  to the  Participant's
                  Account Balance may be adjusted by the Committee, in its sole discretion, to prevent dilution or enlargement of Participants' rights with respect to the portion of his or her Account Balance allocated to the First Defiance Stock Unit Fund in the event of any reorganization, reclassification, stock split, or other unusual corporate transaction or event which affects the value of the Stock, provided that any such adjustment shall be made taking into account any crediting of shares of Stock to the Participant under Section 3.8.

            (iv) For purposes of this Section 3.8(c), the "fair market value" of the Stock shall be determined by the Committee in its sole discretion.

      (d)   Proportionate  Allocation.  In  making  any  election  described  in
            -------------------------
            Section 3.8(b) above, the Participant shall specify on the Election Form, in increments of one percent (1%), the percentage of his or her Account Balance or Measurement Fund, as applicable, to be allocated/reallocated.

      (e)   Crediting or Debiting  Method.  The performance of each  Measurement
            -----------------------------
            Fund (either positive or negative) will be determined on a daily basis based on the manner in which such Participant's Account Balance has been hypothetically allocated among the Measurement Funds by the Participant.

      (f)   No Actual  Investment.  Notwithstanding  any other provision of this
            ---------------------
            Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation of his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or construed in any manner as an
                     ----- ---
            actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the investments on which the Measurement Funds are based, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

3.9   FICA and Other Taxes.
      --------------------

      (a)   Annual  Deferral  Amounts.  For each  Plan  Year in which an  Annual
            -------------------------
            Deferral Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Salary, Bonus, Commissions and/or LTIP Amounts that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this
            Section 3.9.

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      (b)   Company Contribution Account. When a Participant becomes vested in a
            ----------------------------
            portion   of  his  or  her   Company   Contribution   Account,   the
            Participant's Employer(s) shall withhold from that portion of the Participant's Base Salary, Bonus, Commissions and/or LTIP Amounts that is not deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Company Contribution Amount. If necessary, the Committee may reduce
            the  vested  portion  of  the  Participant's   Company  Contribution
            Account, as applicable, in order to comply with this Section 3.9.

      (c)   Distributions.  The Participant's Employer(s), or the trustee of the
            -------------
            Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.


                                    ARTICLE 4
           Scheduled Distribution; Unforeseeable Financial Emergencies
           -----------------------------------------------------------

4.1   Scheduled  Distribution.  In  connection  with each  election  to defer an
      -----------------------
      Annual Deferral Amount, a Participant may irrevocably elect to receive a Scheduled Distribution, in the form of a lump sum payment, from the Plan with respect to all or a portion of the Annual Deferral Amount. The Scheduled Distribution shall be a lump sum payment in an amount that is equal to the portion of the Annual Deferral Amount the Participant elected to have distributed as a Scheduled Distribution, plus amounts credited or debited in the manner provided in Section 3.8 above on that amount, calculated as of the close of business on or around the date on which the Scheduled Distribution becomes payable, as determined by the Committee in its sole discretion. Subject to the other terms and conditions of this Plan, each Scheduled Distribution elected shall be paid out during a sixty
      (60) day period commencing immediately after the first day of any Plan Year designated by the Participant (the "Scheduled Distribution Date"). A Participant may only select one Scheduled Distribution Date for each elected Scheduled Distribution; a Participant may not elect to receive a Scheduled Distribution in the form of installment payments. The Plan Year designated by the Participant must be at least three (3) Plan Years after the end of the Plan Year to which the Participant's deferral election described in Section 3.3 relates. By way of example, if a Scheduled Distribution is elected for Annual Deferral Amounts that are earned in the Plan Year commencing January 1, 2006, the earliest Scheduled Distribution Date that may be designated by a Participant would be January 1, 2010, and the Scheduled Distribution would become payable during the sixty (60) day period commencing immediately after such Scheduled Distribution Date.

4.2   Postponing Scheduled Distributions.  A Participant may elect to postpone a
      ----------------------------------
      Scheduled Distribution described in Section 4.1 above, and have such amount paid out during a sixty (60) day period commencing immediately after an allowable alternative distribution date designated by the Participant in accordance with this Section 4.2. In order to make this election, the Participant must submit a new Scheduled Distribution Election Form to the Committee in accordance with the following criteria:

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      (a)   Such Scheduled  Distribution  Election Form must be submitted to and accepted by the  Committee  in its sole  discretion  at least twelve
            (12)  months  prior  to  the  Participant's   previously  designated
            Scheduled Distribution Date;

      (b) The new Scheduled Distribution Date selected by the Participant must be the first day of a Plan Year, and must be at least five years after the previously designated Scheduled Distribution Date; and

      (c) The election of the new Scheduled Distribution Date shall have no effect until at least twelve (12) months after the date on which the election is made.

4.3   Other  Benefits Take  Precedence  Over Scheduled  Distributions.  Should a
      ---------------------------------------------------------------
      Benefit Distribution Date occur that triggers a benefit under Articles 5, 6, 7 or 8, any Annual Deferral Amount that is subject to a Scheduled Distribution election under Section 4.1 shall not be paid in accordance with Section 4.1, but shall be paid in accordance with the other applicable Article. Notwithstanding the foregoing, the Committee shall interpret this Section 4.3 in a manner that is consistent with Code
      Section 409A and other applicable tax law, including but not limited to Treasury guidance and Regulations issued after the effective date of this Plan.

4.4   Payout/Suspensions for Unforeseeable Financial Emergencies.
      ----------------------------------------------------------

      (a) If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to suspend deferrals of Base Salary, Bonus, Commissions, Director Fees and LTIP Amounts to the extent deemed necessary by the Committee to satisfy the Unforeseeable Financial Emergency. If suspension of deferrals is not sufficient to satisfy the Participant's Unforeseeable Financial Emergency, or if suspension of deferrals is not required under Code
            Section 409A and other applicable tax law, the Participant may further petition the Committee to receive a partial or full payout from the Plan. The Participant shall only receive a payout from the Plan to the extent such payout is deemed necessary by the Committee to satisfy the Participant's Unforeseeable Financial Emergency, plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution.

      (b) The payout shall not exceed the lesser of (i) the Participant's vested Account Balance, calculated as of the close of business on or around the date on which the amount becomes payable, as determined by the Committee in its sole discretion, or (ii) the amount necessary to satisfy the Unforeseeable Financial Emergency, plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. Notwithstanding the foregoing, a Participant may not receive a payout from the Plan to the extent that the Unforeseeable Financial Emergency is or may be relieved (A) through reimbursement or compensation by insurance or otherwise, (B) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or (C) by suspension of deferrals under this Plan, if the Committee, in its sole discretion, determines that suspension is required by Code Section 409A and other applicable tax law.

      (c) If the Committee, in its sole discretion, approves a Participant's petition for suspension, the Participant's deferrals under this Plan shall be suspended as of the date of such

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            approval.  If the  Committee,  in its sole  discretion,  approves  a
            Participant's petition for suspension and payout, the Participant's deferrals under this Plan shall be suspended as of the date of such approval and the Participant shall receive a payout from the Plan within sixty (60) days of the date of such approval.

      (d) Notwithstanding the foregoing, the Committee shall interpret all provisions relating to suspension and/or payout under this Section
            4.4 in a manner that is consistent with Code Section 409A and other applicable tax law, including but not limited to Treasury guidance and Regulations issued after the effective date of this Plan.


                                    ARTICLE 5
                               Retirement Benefit
                               ------------------

5.1   Retirement  Benefit.  A  Participant  who  Retires  shall  receive,  as  a
      -------------------
      Retirement Benefit, his or her vested Account Balance, calculated as of the close of business on or around the Participant's Benefit Distribution Date, as determined by the Committee in its sole discretion.

5.2   Payment of Retirement Benefit.
      -----------------------------

      (a) A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to an Annual Installment Method of up to fifteen (15) years. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such Participant shall be deemed to have elected to receive the Retirement Benefit in a lump sum.

      (b)   A  Participant  may change  the form of  payment  of the  Retirement
            Benefit  by   submitting  an  Election  Form  to  the  Committee  in
            accordance with the following criteria:

            (i) The election to modify the Retirement Benefit shall have no effect until at least twelve (12) months after the date on which the election is made; and

            (ii) The first Retirement Benefit payment shall be delayed at least five (5) years from the Participant's originally scheduled Benefit Distribution Date described in Section 1.7(a).

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                  Notwithstanding  the foregoing,  the Committee shall interpret all provisions relating to changing the Retirement Benefit election under this Section 5.2 in a manner that is consistent with Code Section 409A and other applicable tax law, including but not limited to Treasury guidance or Regulations issued after the effective date of this Plan. Accordingly, if a
                  Participant's   subsequent   Retirement  Benefit  distribution
                  election would result in the shortening of the length of the Retirement Benefit payment period (e.g., a Participant changes an existing distribution election from annual installments to a lump sum payment; from 15 annual installments to 5 annual
                  installments,   etc.),  and  the  Committee   determines  such
                  election to be inconsistent with Code Section 409A or other applicable tax law, the election shall not be effective.


                  The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit.

            (c) The lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the
                  Participant's Benefit Distribution Date. Remaining installments, if any, shall be paid no later than sixty (60) days after each anniversary of the Participant's Benefit Distribution Date.


                                    ARTICLE 6
                               Termination Benefit
                               -------------------

6.1   Termination  Benefit.  A Participant  who  experiences  a  Termination  of
      --------------------
      Employment shall receive, as a Termination Benefit, his or her vested Account Balance, calculated as of the close of business on or around the Participant's Benefit Distribution Date, as determined by the Committee in its sole discretion.

6.2   Payment of Termination  Benefit.  The Termination Benefit shall be paid to
      -------------------------------
      the Participant in a lump sum payment no later than sixty (60) days after the Participant's Benefit Distribution Date.


                                    ARTICLE 7
                               Disability Benefit
                               ------------------

7.1   Disability Benefit. Upon a Participant's Disability, the Participant shall
      ------------------
      receive a Disability Benefit, which shall be equal to the Participant's vested Account Balance, calculated as of the close of business on or around the Participant's Benefit Distribution Date, as selected by the Committee in its sole discretion.

7.2   Payment of Disability Benefit. The Disability Benefit shall be paid to the
      -----------------------------
      Participant in a lump sum payment no later than sixty (60) days after the Participant's Benefit Distribution Date.

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                                    ARTICLE 8
                                  Death Benefit
                                  -------------

8.1   Death Benefit.  The Participant's  Beneficiary(ies)  shall receive a Death
      -------------
      Benefit upon the Participant's death, which will be equal to the Participant's vested Account Balance, calculated as of the close of business on or around the Participant's Benefit Distribution Date, as selected by the Committee in its sole discretion.

8.2   Payment  of  Death  Benefit.  The  Death  Benefit  shall  be  paid  to the
      ---------------------------
      Participant's  Beneficiary(ies)  in a lump sum payment no later than sixty
      (60) days after the Participant's Benefit Distribution Date.


                                    ARTICLE 9
                             Beneficiary Designation
                             -----------------------

9.1   Beneficiary.  Each  Participant  shall  have the  right,  at any time,  to
      -----------
      designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2   Beneficiary  Designation;  Change;  Spousal Consent.  A Participant  shall
      ---------------------------------------------------
      designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, spousal consent is required and shall be provided in a form designated by the Committee, executed by such Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3   Acknowledgment.  No  designation or change in designation of a Beneficiary
      --------------
      shall be effective until received and acknowledged in writing by the Committee or its designated agent.

9.4   No  Beneficiary  Designation.  If  a  Participant  fails  to  designate  a
      ----------------------------
      Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

9.5   Doubt as to  Beneficiary.  If the Committee has any doubt as to the proper
      ------------------------
      Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

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9.6   Discharge  of  Obligations.  The payment of  benefits  under the Plan to a
      --------------------------
      Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.


                                   ARTICLE 10
                                Leave of Absence
                                ----------------

10.1  Paid Leave of Absence. If a Participant is authorized by the Participant's
      ---------------------
      Employer to take a paid leave of absence from the employment of the Employer, (i) the Participant shall continue to be considered eligible for the benefits provided in Articles 4, 5, 6, 7 or 8 in accordance with the provisions of those Articles, and (ii) the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

10.2  Unpaid  Leave  of  Absence.   If  a  Participant   is  authorized  by  the
      --------------------------
      Participant's Employer to take an unpaid leave of absence from the employment of the Employer for any reason, such Participant shall continue to be eligible for the benefits provided in Articles 4, 5, 6, 7 or 8 in accordance with the provisions of those Articles. However, the Participant shall be excused from fulfilling his or her Annual Deferral Amount commitment that would otherwise have been withheld during the remainder of the Plan Year in which the unpaid leave of absence is taken. During the unpaid leave of absence, the Participant shall not be allowed to make any additional deferral elections. However, if the Participant returns to employment, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment and for every Plan Year thereafter while a Participant in the Plan, provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with
      Section 3.3 above.

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                                   ARTICLE 11
                 Termination of Plan, Amendment or Modification
                 ----------------------------------------------

11.1  Termination  of Plan.  Although  each  Employer  anticipates  that it will
      --------------------
      continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to Terminate the Plan. In the event of a Termination of the Plan, the Measurement Funds available to Participants following the Termination of the Plan shall be comparable in number and type to those Measurement Funds available to Participants in the Plan Year preceding the Plan Year in which the Termination of the Plan is effective. Following a Termination of the Plan, Participant Account Balances shall remain in the Plan until the Participant becomes eligible for the benefits provided in Articles 4, 5, 6, 7 or 8 in accordance with the provisions of those Articles. The Termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination. Notwithstanding the foregoing, to the extent permissible under Code Section 409A and other applicable tax law, including but not limited to Notice 2005-1 and such other Treasury guidance or Regulations issued after the effective date of this Plan, following a Change in Control the Employer shall be permitted to (i) terminate the Plan by action of its board of directors, and (ii) distribute the vested Account Balances to Participants in a lump sum no later than twelve (12) months after the Change in Control.

11.2  Amendment.
      ---------

      (a) Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer. Notwithstanding the foregoing, (i) no amendment or modification shall be effective to decrease the value of a Participant's vested Account Balance in existence at the time the amendment or modification is made, and
            (ii) no  amendment or  modification  of this Section 11.2 or Section
            12.2 of the Plan shall be effective.

      (b) Notwithstanding any provision of the Plan to the contrary, in the event that the Company determines that any provision of the Plan may cause amounts deferred under the Plan to become immediately taxable to any Participant under Code Section 409A, and related Treasury guidance or Regulations, the Company may (i) adopt such amendments to the Plan and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Company determines necessary or appropriate to preserve the intended tax treatment of the Plan benefits provided by the Plan and/or (ii) take such other actions as the Company determines necessary or appropriate to comply with the requirements of Code Section 409A, and related Treasury guidance or Regulations.

11.3  Plan Agreement. Despite the provisions of Sections 11.1 and 11.2 above, if
      --------------
      a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the written consent of the Participant.

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11.4  Effect of Payment.  The full payment of the  Participant's  vested Account
      -----------------
      Balance under Articles 4, 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan, and the Participant's Plan Agreement shall terminate.


                                   ARTICLE 12
                                 Administration
                                 --------------

12.1  Committee  Duties.  Except as otherwise  provided in this Article 12, this
      -----------------
      Plan shall be administered by a Committee, which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan, and (ii) decide or resolve any and all questions, including benefit entitlement determinations and interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

12.2  Administration Upon Change In Control. Within one hundred and twenty (120)
      -------------------------------------
      days following a Change in Control, the individuals who comprised the Committee immediately prior to the Change in Control (whether or not such individuals are members of the Committee following the Change in Control) may, by written consent of the majority of such individuals, appoint an independent third party administrator (the "Administrator") to perform any or all of the Committee's duties described in Section 12.1 above, including without limitation, the power to determine any questions arising in connection with the administration or interpretation of the Plan, and the power to make benefit entitlement determinations. Upon and after the effective date of such appointment, (i) the Company must pay all reasonable administrative expenses and fees of the Administrator, and (ii) the Administrator may only be terminated with the written consent of the majority of Participants with an Account Balance in the Plan as of the date of such proposed termination.

12.3  Agents.  In  the  administration  of  this  Plan,  the  Committee  or  the
      ------
      Administrator, as applicable, may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel.

12.4  Binding  Effect of  Decisions.  The decision or action of the Committee or
      -----------------------------
      Administrator, as applicable, with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

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12.5  Indemnity of Committee.  All Employers  shall  indemnify and hold harmless the members of the Committee, any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

12.6 Employer Information. To enable the Committee and/or Administrator to perform its functions, the Company and each Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.


                                   ARTICLE 13
                                   ----------
                          Other Benefits and Agreements
                          -----------------------------

13.1  Coordination with Other Benefits.  The benefits provided for a Participant
      --------------------------------
      and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.


                                   ARTICLE 14
                                Claims Procedures
                                -----------------

14.1  Presentation  of Claim.  Any  Participant  or  Beneficiary  of a  deceased
      ----------------------
      Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within sixty (60) days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2  Notification of Decision.  The Committee shall consider a Claimant's claim
      ------------------------
      within a reasonable time, but no later than ninety (90) days after receiving the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day period. In no event shall such extension exceed a period of ninety (90) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. The Committee shall notify the Claimant in writing:

      (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

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      (b)   that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the
            Claimant:

            (i) the specific reason(s) for the denial of the claim, or any part of it;

            (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

            (iii) a  description  of  any  additional  material  or  information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary;

            (iv)  an  explanation  of the claim  review  procedure  set forth in
                  Section 14.3 below; and

            (v) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

14.3  Review of a Denied Claim.  On or before sixty (60) days after  receiving a
      ------------------------
      notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. The Claimant (or the Claimant's duly authorized representative):

      (a) may, upon request and free of charge, have reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claim for benefits;

      (b)   may submit written comments or other documents; and/or

      (c) may request a hearing, which the Committee, in its sole discretion, may grant.

14.4  Decision on Review.  The  Committee  shall  render its  decision on review
      ------------------
      promptly, and no later than sixty (60) days after the Committee receives the Claimant's written request for a review of the denial of the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial sixty
      (60) day period. In no event shall such extension exceed a period of sixty
      (60) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. In rendering its decision, the Committee shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

      (a)   specific reasons for the decision;

      (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based;

      (c) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits; and

      (d) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

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14.5  Legal Action.  A Claimant's  compliance  with the foregoing  provisions of
      ------------
      this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.


                                   ARTICLE 15
                                      Trust
                                      -----

15.1  Establishment  of the  Trust.  In order to  provide  assets  from which to
      ----------------------------
      fulfill the obligations of the Participants and their beneficiaries under the Plan, the Company may establish a trust by a trust agreement with a third party, the trustee, to which each Employer may, in its discretion, contribute cash or other property, including securities issued by the Company, to provide for the benefit payments under the Plan, (the "Trust").

15.2  Interrelationship  of the Plan and the Trust.  The  provisions of the Plan
      --------------------------------------------
      and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

15.3  Distributions  From the Trust. Each Employer's  obligations under the Plan
      -----------------------------
      may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.


                                   ARTICLE 16
                                  Miscellaneous
                                  -------------

16.1  Status of Plan.  The Plan is intended  to be a plan that is not  qualified
      --------------
      within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted (i) in a manner consistent with that intent, and (ii) in accordance with Code Section 409A and related Treasury guidance and Regulations.

16.2  Unsecured General Creditor.  Participants and their Beneficiaries,  heirs,
      --------------------------
      successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.3  Employer's Liability.  An Employer's liability for the payment of benefits
      --------------------
      shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

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16.4  Nonassignability.  Neither a  Participant  nor any other person shall have
      ----------------
      any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

16.5  Not a Contract of Employment.  The terms and conditions of this Plan shall
      ----------------------------
      not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, either as an Employee or a Director, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.6  Furnishing  Information.  A  Participant  or his or her  Beneficiary  will
      -----------------------
      cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

16.7  Terms. Whenever any words are used herein in the masculine,  they shall be
      -----
      construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.8  Captions.  The captions of the articles,  sections and  paragraphs of this
      --------
      Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.9  Governing  Law.  Subject to ERISA,  the  provisions  of this Plan shall be
      --------------
      construed and interpreted according to the internal laws of the State of Ohio without regard to its conflicts of laws principles.

16.10 Notice.  Any notice or filing  required  or  permitted  to be given to the
      ------
      Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                         First Defiance Financial Corp.
                         ------------------------------
                         Attn: Chief Financial Officer
                         ------------------------------
                         601 Clinton Street
                         ------------------------------
                         Defiance, Ohio 43512
                         ------------------------------

      Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

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                                      -24-

First Defiance
Deferred Compensation Plan
Master Plan Document
================================================================================

      Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.11 Successors.  The  provisions  of this  Plan  shall  bind and  inure to the
      ----------
      benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.12 Spouse's Interest. The interest in the benefits hereunder of a spouse of a
      -----------------
      Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

16.13 Validity.  In case any  provision of this Plan shall be illegal or invalid
      --------
      for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

16.14 Incompetent.  If the Committee determines in its discretion that a benefit
      -----------
      under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.15 Court Order. The Committee is authorized to comply with any court order in
      -----------
      any action in which the Plan or the Committee has been named as a party, including any action involving a determination of the rights or interests in a Participant's benefits under the Plan. Notwithstanding the foregoing, the Committee shall interpret this provision in a manner that is consistent with Code Section 409A and other applicable tax law, including but not limited to guidance issued after the effective date of this Plan.

16.16 Insurance.  The Employers, on their own behalf or on behalf of the trustee
      ---------
      of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

--------------------------------------------------------------------------------

First Defiance
Deferred Compensation Plan
Master Plan Document
================================================================================

IN  WITNESS   WHEREOF,   the  Company  has  signed  this  Plan  document  as  of
___________________, 2005.


                                          "Company"
                                          First Defiance Financial Corp.,
                                          an Ohio corporation



                                          By: __________________________________
                                          Title: _______________________________



--------------------------------------------------------------------------------

First Defiance
Deferred Compensation Plan
Master Plan Document
================================================================================

                                   APPENDIX A

              LIMITED TRANSITION RELIEF MADE AVAILABLE DURING 2005
              ----------------------------------------------------
                        IN ACCORDANCE WITH NOTICE 2005-1
                        --------------------------------

Unless otherwise provided below, the capitalized terms below shall have the same meaning as provided in the Plan.

1.1   Opportunity to Make New Payment  Elections.  Notwithstanding  the required
      ------------------------------------------
      deadline for the submission of an initial payment election under Article 5, and in accordance with Q&A-19(c) of Notice 2005-1, a Participant who participated in a Salary Deferral Plan may make a new Retirement Benefit election that will govern the form in which his or her Account Balance (including the Transfer Account) will be paid upon his or her Retirement Benefit Distribution Date by submitting an Election Form to the Committee prior to the deadline established by the Committee in its sole discretion, which in no event shall be later than December 31, 2005. In the event a Participant with a Transfer Account does not submit a Retirement Benefit election by such deadline, then the Participant shall be deemed to have elected to receive his or her Retirement Benefit, including the portion of the Retirement Benefit attributable to the Transfer Account, in a lump sum.

      For purposes of clarification, any payment election made in accordance with this Section is intended to comply with the requirements of Q&A-19(c) of Notice 2005-1, and shall not be considered a change to any Participant's prior payment election made under a Salary Deferral Plan, for purposes of Code Section 409A or this Plan. Following the deadline established by the Committee, in its sole discretion, for exercising the right described above, a Participant may only change his or her election for the Retirement Benefit, including for the portion of the Retirement Benefit attributable to the Transfer Account, in accordance with the terms and conditions of Section 5.2(b).


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                                      -27-